UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2022

P10, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40937	87-2908160
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1600

Dallas, Texas 75205

(Address of principal executive offices and Zip Code)

(214) 865-7998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	PX	New York Stock Exchange LLC
Series A Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements.

The Compensation Committee of the Company’s Board of Director’s (the “Committee”) reviewed and approved executive officer compensation and approved 2021 bonuses, and 2022 salary and the 2022 Compensation Plan.

On February 28, 2022 the Company paid discretionary cash bonuses to certain executive officers of the Company for their performance in 2021, including to the Company’s Chief Financial Officer, Amanda Coussens, who received a bonus of $167,500. All other executive officers received compensation in accordance with their employment agreements. These payments were reviewed and approved by the Committee.

Additionally, Ms. Coussen’s base salary for 2022 was increased from $325,000 to $400,000 per annum. Base salaries for 2022 for the other executive officers were unchanged. The salaries were reviewed and approved by the Committee.

The Committee reviewed and approved the 2022 Compensation Plan for the Company’s executive officers, which provides for a discretionary bonus to be paid to each executive officer in the range of $200,000 to $400,000, in the amount to be determined by the Committee, which may be paid in cash and/or restricted stock units (“RSUs”), upon mutual agreement of the Company and the executive. RSUs were issued to Ms. Coussens in the amount of 8,385 shares, as well as to other executive officers in accordance with their employment agreements. All such RSUs vest on the one-year anniversary of the date of grant. In addition, Ms. Coussens was granted options to acquire 39,713 shares of the Company’s Class A Common Stock. These options vest on the 5th anniversary of the date of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Date: March 4, 2022	By:	/s/ Amanda Coussens
Amanda Coussens
Chief Financial Officer